Managed High Yield Plus Fund Inc.

For period ending	May 31, 2015	Exhibit 77O
File number	811-8765
FORM 10f-3

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Dynegy Finance I/II Inc. 6.75% due 11/01/2019

2.  Date of Purchase:  10/10/2014                                                                3.  Date offering commenced: 10/10/2014

4. Underwriter(s) from whom purchased: Morgan Stanley

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $4,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $2,100,000,000

8. Purchase price per unit or share (net of fees and expenses):$100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: _1.0_______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_____ X______ X______ X______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X______ X______	NO _______ _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ John Hwang                                                                                           Date:10/24/2014___

Print Name:   John Hwang

Managed High Yield Plus Fund Inc.

FORM 10f-3

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Dynegy Finance I/II Inc. 7.375% due 11/01/2022

2.  Date of Purchase:  10/10/2014                                                                3.  Date offering commenced: 10/10/2014

4. Underwriter(s) from whom purchased: Morgan Stanley

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $2,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $

8. Purchase price per unit or share (net of fees and expenses):$100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: _1.0________% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_____ X______ X______ X______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X______ X______	NO _______ _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ John Hwang                                                           ____________                                 Date:10/24/2014___

Print Name:   John Hwang

Managed High Yield Plus Fund Inc.

FORM 10f-3

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Targa Resources Partners 4.125% due 11/15/2019

2.  Date of Purchase:  10/23/2014                                                                3.  Date offering commenced: 10/23/2014

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $9,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $800,000,000

8. Purchase price per unit or share (net of fees and expenses):$100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: _1.0________% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_____ X______ X______ X______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X______ X______	NO _______ _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ John Hwang                                                           ____________                                 Date:10/24/2014___

Print Name:   John Hwang

Managed High Yield Plus Fund Inc.

FORM 10f-3

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: HD Supply Inc. 5.25% due 12/15/2021

2.  Date of Purchase:  11/19/2014                                                                3.  Date offering commenced: 11/19/2014

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $6,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $1,250,000,000

8. Purchase price per unit or share (net of fees and expenses):$100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: _1.25_____% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_____ X______ X______ X______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X______ X______	NO _______ _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ John Hwang                                                           ____________                                 Date:11/21/2014___

Print Name:   John Hwang

Managed High Yield Plus Fund Inc.

FORM 10f-3

Registered Domestic Securities and Government Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: MarkWest Energy Partners L.P. 4.875% due 12/01/2024

2.  Date of Purchase:  11/18/2014                                                                3.  Date offering commenced: 11/18/2014

4. Underwriter(s) from whom purchased: Wells Fargo Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $7,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $500,000,000

8. Purchase price per unit or share (net of fees and expenses):$100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: _1.0______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more than the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_____ X______ X______ X______	_______ _______ _______ _______
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X______	_______
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X______	_______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ John Hwang                                                                                                Date: 11/21/2014__

Print Name:   John Hwang

Managed High Yield Plus Fund Inc.

FORM 10f-3

Registered Domestic Securities and Government Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: MGM Resorts International 6% due 03/15/2023

2.  Date of Purchase:  11/20/2014                                                                3.  Date offering commenced: 11/20/2014

4. Underwriter(s) from whom purchased: Bank of America

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $15,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $1,150,000,000

8. Purchase price per unit or share (net of fees and expenses):$100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: _1.0______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more than the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_____ X______ X______ X______	_______ _______ _______ _______

Managed High Yield Plus Fund Inc.

e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X______	_______
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X______	_______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ John Hwang                                                                                                Date: 11/21/2014__

Print Name:   John Hwang

Managed High Yield Plus Fund Inc.

FORM 10f-3

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: UnityMedia Hessen/NRW 5% due 01/15/2025

2.  Date of Purchase:  12/03/2014                                                                3.  Date offering commenced: 12/03/2014

4. Underwriter(s) from whom purchased: Goldman Sachs

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $15,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $550,000,000

8. Purchase price per unit or share (net of fees and expenses):$100,00

9. Initial public offering price: $100.00

10. Commission, spread or profit: _0.5________% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_____ X______ X______ X______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X______ X______	NO _______ _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ John Hwang                                                           ____________                                 Date:12/22/2014___

Print Name:   John Hwang

Managed High Yield Plus Fund Inc.

FORM 10f-3

Registered Domestic Securities and Government Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: HCA Inc. 5.375% due 02/01/2025

2.  Date of Purchase:  01/13/2015                                                                3.  Date offering commenced: 01/13/2015

4. Underwriter(s) from whom purchased: Wells Fargo Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $5,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $1,000,000,000

8. Purchase price per unit or share (net of fees and expenses):$100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: _1.0______% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c.The securities purchased at a price not more than the price paid by each other purchaser in the offering.
d.The underwriting was a firm commitment underwriting.
	X_____ X______ X______ X______	_______ _______ _______ _______

Managed High Yield Plus Fund Inc.

e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X______	_______
f.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X______	_______
g.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X_______	_______
h.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X_______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ John Hwang                                                                                                Date: 01/26/2015__

Print Name:   John Hwang

Managed High Yield Plus Fund Inc.

FORM 10f-3

Rule 144A Securities

FUND: Managed High Yield Plus Fund, Inc.

Name of Adviser or Sub-Adviser: UBS Global Asset Management (Americas) Inc.

1. Issuer: Bombardier Inc. 5.5% due 09/15/2018

2.  Date of Purchase:  02/27/2015                                                                3.  Date offering commenced: 02/27/2015

4. Underwriter(s) from whom purchased: JP Morgan Securities

5. “Affiliated Underwriter" managing or participating in syndicate:

UBS Investment Bank

6. Aggregate principal amount or number of shares purchased: $5,000,000 firmwide

7. Aggregate principal amount or total number of shares of offering: $750,000,000

8. Purchase price per unit or share (net of fees and expenses):$100.00

9. Initial public offering price: $100.00

10. Commission, spread or profit: _1.25________% $____________

11. Have the following conditions been satisfied?	YES	NO
a.The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b.The securities are sold to persons reasonably believed to be “qualified institutional buyers” (“QIBs”).
c.The securities are reasonably believed to be eligible for resale to other QIBs.
d.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	X_____ X______ X______ X______	_______ _______ _______ _______
e.The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering. f.The underwriting was a firm commitment underwriting.	YES X______ X______	NO _______ _______
g.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.	X______	_______
h.The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	X______	_______
i.The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
	X______	_______
j.No Affiliated Underwriter benefited directly or indirectly from the purchase.	X______	_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ John Hwang                                                           ____________                                 Date: 3/5/2015___

Print Name:   John Hwang